UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2004

R. R. DONNELLEY & SONS COMPANY

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-4694	36-1004130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:    (312) 326-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit Number	Description of Exhibit
99.1	Press Release issued by R. R. Donnelley & Sons Company dated January 12, 2004

Item 12. Results of Operations and Financial Condition.

A copy of the press release of R.R. Donnelley & Sons Company, dated January 12, 2004, announcing expected 2003 earnings is attached to this report as Exhibit 99.1.

The information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such filings.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R. R. DONNELLEY & SONS COMPANY

By:	/s/ Monica M. Fohrman

Monica M. Fohrman Senior Vice President, General Counsel and Secretary

Date: January 12, 2004

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit Number	Description of Exhibit
99.1	Press Release issued by R. R. Donnelley & Sons Company dated January 12, 2004